PROPERTY AND EQUIPMENT, NET (Tables)	9 Months Ended
Jun. 30, 2026
Goodvision Inc [Member]
SCHEDULE OF PLANT AND EQUIPMENT

	June 30, 2026	September 30, 2025
Computer and office equipment	9,147	—
Furniture and fixtures	6,645	—
Total property and equipment, at cost	15,792	—
Less: accumulated depreciation	(1,787)	—
Property and equipment, net	$14,005	$—